1

                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange
                          Act of 1934.

                Date of Report: August 22,  2003

                   Silver Screen Studios, Inc.
     (Exact name of registrant as specified in its  Charter)

          Georgia                          Initial         Filing
     20-0097368
    (State of Incorporation)  (Commission file number)  (IRS
                         Employer ID #)

         101 Marietta St., Suite 1070, Atlanta, GA 30303
          (Address of principal executive office) (Zip
                              Code)

          Registrant's telephone number (404) 522-1202


                     Group Management Corp.
  (Former name or former address, if changed since last filing)
                      ITEM 5: OTHER EVENTS

Plan of merger between Group Management Corp., a Delaware corporation, ("GPMT"), Silver Screen Studios, Inc. ("SSS"), a
Georgia  corporation,  and SSSG Acquisition  Corp.,  ("SSSG"),  a
Georgia corporation.


On August 22, 2003, Group Management Corp, a Delaware corporation

("GPMT")  announced  that  it has formed  a  new  public  holding company,  Silver  Screen  Studios, Inc.  (the  "Registrant")  and

completed  a  holding company reorganization in  accordance  with

DGCL   253   and   OCGA  14-2-1104   of  the   Georgia   Business

Corporation Act.

The  holding company organizational structure was effected as  of

5:00 p.m. Eastern Standard Time on August 22, 2003 pursuant to  a

Plan  of  Merger  dated  as of August  22,  2003  (the  "Plan  of

Merger"),  by and among Silver Screen Studios, Inc. (as successor to  the  Registrant), GPMT and SSSG Acquisition Corp., a  Georgia

corporation and a wholly owned subsidiary of Registrant  ("Merger

Sub").  The Plan of Merger provided for the merger (the "Merger")

of  Merger  Sub  with and into GPMT, with GPMT as  the  surviving corporation  and  changing its name to "SSSG  Acquisition  Corp."

Pursuant  to  Section DGCL 253 and OCGA 14-2-1104 of the  Georgia

Business  Corporation Act shareholder approval was  not  required for  the Merger. As a result of the Merger, SSSG is now a  wholly owned subsidiary of the Registrant.  The Plan of Merger is  being filed  as Exhibit 2.1 to GPMT's Current Report on Form 8-K to  be

filed  on  August  25,  2003,  which is  incorporated  herein  by reference.

By  virtue of the Merger, each share of GPMT's outstanding common stock was converted, on a share for share basis, into a share  of common stock of the Registrant. As a result, each shareholder  of

GPMT  became the owner of an identical number of shares of common stock of the Registrant. Additionally, each outstanding option to

purchase   shares  of  GPMT's  common  stock  was   automatically

converted  into  an option to purchase, upon the same  terms  and conditions,  an  identical number of shares of  the  Registrant's common stock.

Pursuant  to   3(a)(9) of the 1933 Securities and  Exchange  Act,

and   Rule   145  the  conversion  of  shares  are  exempt   from

registration.

The  conversion of shares of capital stock in the Merger occurred without  an  exchange of certificates. Accordingly,  certificates formerly representing shares of outstanding capital stock of GPMT are  deemed  to  represent the same number of shares  of  capital stock  in the Registrant. The Registrant's common stock  will  be listed  under  the  Registrant's name on The OTC  Bulletin  Board

Stock  Market  under the symbol "GPMT"., until a  new  symbol  is assigned.

Pursuant  to  the  DGCL 253 and OCGA 14-2-1104 ,  the  provisions of the articles of incorporation and bylaws of the Registrant are consistent with those of GPMT prior to the Merger. The authorized capital stock of the Registrant, the designations, rights, powers and  preferences  of  such capital stock and the  qualifications,

limitations  and  restrictions thereof are also  consistent  with those  of  GPMT's capital stock immediately prior to the  Merger.

The  directors and executive officers of Registrant are the  same

individuals   who   were   directors  and   executive   officers,

respectively,  of  GPMT  immediately prior  to  the  Merger.  The holding  company reorganization is tax free to shareholders.  The articles  of incorporation and bylaws of the Registrant  will  be filed  herewith  as  Exhibits 3.1 and 3.2 to this  Form  8-K.  In connection  with the Merger, GPMT assigned to Registrant  all  of

GPMT's  rights, and Registrant assumed all of GPMT's assets,  The

Registrant is not also assuming GPMT's obligations under  certain existing  unsecured  convertible notes  of  GPMT.  The  unsecured convertible notes are and will remain the obligation of GPMT, and pursuant  to  Rule 414 of Regulation C, whose liability  will  be indirectly owned by SSS.  Such unsecured notes are listed in  the

Plan  of Merger filed as Exhibit 2.1 to GPMT's Current Report  on

Form  8-K  filed  on August 25, 2003 and incorporated  herein  by reference.

Upon  consummation of the Merger, the Registrant's  common  stock was deemed to be registered under Section 12(g) of the Securities

Exchange  Act  of  1934, as amended, pursuant  to  Rule  12g-3(a)

promulgated  thereunder.  For  purposes  of  Rule  12g-3(a),  the

Registrant is the successor issuer to GPMT.

Whereas the merger shall have an effective date of August 22, 2003, at 5:00 p.m. and upon the filing of the articles of merger with the secretary of state of Georgia.



/s/ Lamar Sinkfield
_____________________________
     Lamar Sinkfield


/s/ Lamar Sinkfield
_____________________________
     Group Management Corp.


/s/ Lamar Sinkfield
_____________________________
     SSSG Acquisition Corp.


/s/ Lamar Sinkfield
_______________________________
     Silver Screen Studio, Inc.













                            SIGNATURE



         Pursuant to the requirements of the Securities

   Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.



Silver Screen Studios, Inc.
/s/ Lamar Sinkfield
 ---------------------------------------
Lamar Sinkfield, Chief Executive Officer
Exhibit 2.1




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